EXHIBIT 10.11.1

FIRST AMENDMENT TO CO-Owners AGREEMENT

THIS FIRST AMENDMENT TO THE CO-OWNERS AGREEMENT ("First Amendment") is entered into to be effective as of the 31st day of December 2021 (the "First Amendment Effective Date"), by and among Diamond Hillcrest, LLC, a Texas limited liability company ("Ford Owner"), HTH Hillcrest Project LLC, a Texas limited liability company ("Hilltop Owner"), and SPC Park Plaza Partners LLC, a Texas limited liability company ("SPC Owner") (together with any other persons or parties who acquire an interest and assume the rights and obligations hereunder by written instrument, each sometimes referred to as a "Co-Owner" or collectively as the "Co-Owners"), with reference to the facts set forth below:

RECITALS:

A.The Co-Owners entered into that certain Co-Owners Agreement dated effective as of July 31, 2018 (the "Agreement") governing the ownership, development and operation of the property known as Hilltop Plaza at 6565 Hilltop Avenue, Dallas, Texas (the "Project"), all as more particularly set forth in the Agreement.

B.To finance the acquisition of their interest in and development of the Project, the Co-Owners obtained a loan from Comerica Bank in the principal amount of Forty Million, Seven Hundred Fifty Thousand and No/100 Dollars ($40,750,000.00) (the "Comerica Loan"). The term of the Comerica Loan expires on December 31, 2021.

C.The Co-Owners are obtaining a new loan in the principal amount of Forty-Eight Million and No/100 Dollars ($48,000,000.00) (the "NDB&T Loan") from North Dallas Bank & Trust Co. ("NDB&T") to refinance the Comerica Loan, and desire to amend the Agreement to acknowledge for purposes of the Agreement the transition of mortgage financing from Comerica Bank to NDB&T.

AGREEMENTS:

NOW THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1.Definitions.  Except as otherwise expressly provided in this First Amendment, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
2.Amended Definitions.  Effective as of the date of funding and closing of the NDB&T Loan and payment in full of the Comerica Loan, the following terms used in the Agreement shall be amended, restated and redefined as follows for all purposes of the Agreement from and after the First Amendment Effective Date:
(a)	"Lender" shall mean and refer to North Dallas Bank & Trust Co., its successors and/or assigns.

(b)	"Loan" shall mean and refer to a loan in the principal amount of FORTY-EIGHT MILLION AND NO/100 DOLLARS ($48,000,000.00) from Lender to the Co-Borrowers, evidenced, governed and secured by the Loan Documents.
(c)	"Loan Documents" shall mean and refer to, collectively: (i) that certain Loan Agreement entered into by and between the Co-Borrowers and Lender in connection with the Loan and dated as of the First Amendment Effective Date, (ii) the Note, (iii) the Deed of Trust, and (iv) an Environmental Indemnity Agreement executed by the Co-Borrowers and James E. Strode in favor of Lender, dated of even date with the Loan Agreement; together with such other documents and agreements as may from time to time evidence or secure the Loan.
(d)	"Note" shall mean and refer to a Promissory Note in the original principal amount of FORTY EIGHT MILLION AND NO/100 DOLLARS ($48,000,000.00) executed by the Co-Borrower and payable to the order of Lender, dated of even date with the Loan Agreement.
(e)	"Deed of Trust" shall mean and refer to a Leasehold Deed of Trust, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement executed by the Co-Borrowers to a Trustee for the benefit of Lender to secure payment of the Note, dated of even date with the Loan Agreement.
3.Consent to Refinancing.  Pursuant to Section 6.02(a) of the Agreement, by their execution of this First Amendment the Co-Owners unanimously approve and consent to (i) the execution and delivery of the Loan Documents with NDB&T and the closing of the Loan from NDB&T to refinance the mortgage indebtedness on the Project, (ii) the granting of liens upon and security interests in their respective ownership interests in the Project to secure payment of the Loan from NDB&T, and (iii) the payment in full, satisfaction of and termination of the Comerica Loan.  The Co-Owners hereby approve the Loan Documents with NDB&T.
4.Address for Notice.  By execution of this First Amendment, each of the Co-Owners gives notice to all other Co-Owners of its new address for notice under the Agreement, which addresses for the Co-Owners, respectively, are set forth on the signature pages to this First Amendment.  The Agreement is hereby amended for all purposes thereof, including specifically, but without limitation, Section 10.06(a) and Section 10.13(a), to provide that the applicable address for notice to each Co-Owner is the address specified for that Co-Owner on its signature page attached to this First Amendment.
5.Miscellaneous.  Except as set forth in this First Amendment, the Agreement remains unchanged and in full force and effect.  This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same First Amendment.  Signatures to this First Amendment conveyed by facsimile or e-mail shall be deemed and given full force and effect as an original executed copy.  The headings contained in this First Amendment have been inserted for convenience of reference only and in no way define or limit the scope of interpretation of this First Amendment.  This First Amendment, as well as the Agreement, shall inure to the benefit of and be binding upon the Co-Owners and their respective successors and assigns.

(Signature Pages Follow)

Executed by the undersigned to be effective as of the First Amendment Effective Date.

Co-owners:

DIAMOND HILLCREST, LLC,
a Texas limited liability company

By: /s/ GARY SHULTZ

Name: Gary Shultz

Title: Vice President

Notice Address:

6565 Hillcrest, 6th Floor

Dallas, Texas 75205

Attn: Mr. Gary Shultz

Telephone Number: (214) 871-5938

Email: gshultz@diamond-a.com

With a copy to:

William C. Wilshusen

Haynes and Boone, LLP

Suite 700

2323 Victory Avenue

Dallas, TX 75219

Telephone Number: (214) 651-5595

E-mail: william.wilshusen@haynesboone.com

HTH Hillcrest Project LLC,
a Texas limited liability company

By: Hilltop Holdings Inc., its sole member

By: /s/ COREY PRESTIDGE

Name: Corey G. Prestidge

Title: EVP & General Counsel

Notice Address:

c/o Hilltop Holdings Inc.

6565 Hillcrest, Suite 600

Dallas, Texas 75205

Attn: Mr. Corey G. Prestidge

Telephone Number: (214) 525-4647

Email: cprestidge@hilltop-holdings.com

With a copy to:

1445 Ross Ave, Suite 3800

Dallas, Texas 75202

Attn: Mr. K. Brock Bailey

Telephone Number: (214) 758-1076

Email: brock.bailey@bracewell.com

SPC PARK PLAZA PARTNERS LLC,

a Texas limited liability company,

By:SPC Hillcrest LP,

a Texas limited partnership,

its sole member and manager

By: SPC Hillcrest General LLC,

a Texas limited liability company

its General Partner

By: /s/ JIM STRODE

Name: Jim Strode

Title:Manager

Notice Address:

c/o Strode Property Company

6565 Hillcrest Avenue, Suite 210

Dallas, Texas 75205

Telephone No.: (214) 361-6900

Attn: Jim Strode or Adam Richey

Email: jstrode@strodeproeprtycompany.com

With a copy to:

Kane Russell Coleman Logan PC
901 Main Street, Suite 5200

Dallas, TX 75202
Attn: Raymond J. Kane
Telephone No.: 214-777-4290
Email: rkane@krcl.com